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                AMENDMENT NO. 4 DATED AS OF JANUARY 29, 1994
                       TO EXECUTIVE SERVICES AGREEMENT
                       -------------------------------


     AGREEMENT dated as of January 29, 1994 between WABAN INC. ("Waban") and THE TJX COMPANIES, INC. ("TJX").

     Waban and TJX entered into an Executive Services Agreement dated as of June 1, 1989, as amended by Amendment dated as of January 26, 1991, Amendment No. 2 dated as of January 25, 1992, and Amendment No. 3 dated as of January 30,
1993, (the "Executive Services Agreement") with respect to the services of Arthur Loewy (the "Executive"). The parties desire to amend the Executive Services Agreement to reflect the amendment, dated as of the date hereof, of the Employment Agreement dated as of June 1, 1989 between the Executive and TJX.

     In consideration of the premises and for other valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

     1. The first paragraph of the Executive Services Agreement is hereby amended by adding the words "and January 29, 1994" after the words "Agreement (as amended January 26, 1991, January 25, 1992 and January 30, 1993" on the first line thereof.

     2. The second paragraph of the Executive Services Agreement is hereby amended by deleting the date "January 29, 1994" from the tenth line thereof and substituting therefor the date "January 28, 1995".

     3. Section (d) of the Executive Services Agreement is hereby amended by deleting the date "January 29, 1994" from the second and third lines thereof and substituting therefor the date "January 28, 1995".

     Except to the extent specifically amended hereby, the provisions of the Executive Services Agreement shall remain unmodified, and the Executive Services Agreement as amended hereby is hereby confirmed as being in full force and effect.

     WITNESS the due execution by the parties hereto.


                                      WABAN INC.



                                   By: /s/ Herbert Zarkin
                                       -----------------------------
                                       Herbert Zarkin


                                       THE TJX COMPANIES, INC.



                                   By: /s/ Bernard Cammarata
                                       -----------------------------
                                       Bernard Cammarata